UNAUDITED CRUDE OIL AND NATURAL GAS RESERVES INFORMATION - Standardized Measure of Discounted Future Net Cash Flows (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
UNAUDITED CRUDE OIL AND NATURAL GAS RESERVES INFORMATION
Future cash inflows	$ 4,701	$ 13,361
Future cash outflows:
Production cost	(2,633)	(7,782)
Future net cash flows	2,068	5,579
Adjustment to discount future annual net cash flows at 10%	$ (2,068)	(878)
Standardized measure of discounted future net cash flows		$ 4,701